UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   --------

                                  FORM N-CSR
                                   --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                    INVESTMENT COMPANY ACT FILE NUMBER 811-7531

                               AMERINDO FUNDS INC.
               (Exact name of registrant as specified in charter)
                                   --------


                            399 Park Ave., 22nd Floor
                               New York, NY 10022

                          One Embarcadero, Suite 2310
                        San Francisco, California 94111
               (Address of principal executive offices) (Zip code)

                         Forum Shareholder Services, LLC
                                P.O. Box 446
                           Portland, Maine 04112-0446
                    (Name and address of agent for service)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-371-6360

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2003

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2003

ITEM 1.   REPORTS TO STOCKHOLDERS.
[Amerindo Logo Omitted]


ANNUAL REPORT


OCTOBER 31, 2003

                                 TABLE OF CONTENTS
--------------------------------------------------------------------------------


SHAREHOLDER LETTER .....................................................  1
REVIEW AND ECONOMIC OUTLOOK ............................................  4
SCHEDULE OF INVESTMENTS ................................................  7
STATEMENT OF ASSETS AND LIABILITIES ....................................  9
STATEMENT OF OPERATIONS ................................................ 10
STATEMENT OF CHANGES IN NET ASSETS ..................................... 11
FINANCIAL HIGHLIGHTS ................................................... 12
NOTES TO FINANCIAL STATEMENTS .......................................... 14
INDEPENDENT AUDITORS' REPORT ........................................... 24
FUND DIRECTORS AND OFFICERS ............................................ 25
SHAREHOLDER VOTING RESULTS ............................................. 26

                                                                    October 2003

Dear Shareholder:

     It now appears clear that technology ended its unprecedented 3-year bear market with NASDAQ at 1114 in October 2003. Following some expected market consolidation in the first few months of the year, our sector has enjoyed continued positive momentum. Technology's turnaround has been due to both improvements in business fundamentals, and to the immensely oversold condition of equities.

     The technology recovery to date has been largely limited to the consumer portion of technology, namely the digital consumer stocks. The other two main sectors of our technology portfolio, business capital spending for information technology, and telecommunications, have only just begun to show signs of revival. After two years of cutbacks, corporate and telco capital expenditure budgets are expected to increase next year. Thus, despite the out-performance of technology this year, the shift in corporate computing towards specialized software web services, and telco's deployment of new wireless, broadband services are very positive for technology going forward. Amerindo believes that fundamental advances in wireless telecommunications could benefit business and consumer technology markets enormously for some years to come.

     Events in the third quarter have provided further evidence to support our thesis that a decent economic recovery is underway. While we are indeed pleased with NASDAQ's 73.43% recovery from last year's bottom through October 31st, we think the market is generally overdue for a correction, which we would view as a long term buying opportunity. In short, we believe that emerging technology will be one of the few good secular growth sectors in what we believe is an otherwise low growth environment for the foreseeable future.

     The Amerindo Technology Fund, which benefited from a high concentration of consumer technology stocks, achieved an impressive return of 88.44% over the past twelve months, easily outperforming its benchmark NASDAQ Composite Index, which was up 45.31% over the same period.

     Biotechnology, the other emerging technology sector Amerindo invests in, has shown considerable improvement this year as a result of new leadership under Marc McClellan at the Food and Drug Administration (FDA) and a stream of new drug approvals. The aging population in the developed world, the transformation of many diseases like cancer into chronic conditions, and rising expectations for quality healthcare throughout the world, particularly in Asia, will drive growth for new drugs. Further, Amerindo believes that we are moving towards the use of cocktail drugs for the management and treatment of many diseases and disorders rather than single agents. This paradigm shift away from stand-alone therapeutics to integrated diagnostics and therapeutic systems bodes well for overall growth in this area.

     Looking forward, and as outlined in the enclosed Review and Economic Outlook, Amerindo believes that the severe bear market is behind us and that emerging technologies will be a beacon of growth in an otherwise muted lackluster economic and investment environment. The one remaining event needed to sustain the bull market in emerging technology is the reopening of the initial public offering (IPO) market, which Amerindo believes is just getting underway.

     We look forward to your continued support and appreciate the trust you have placed in us.



/s/Alberto W. Vilar                           /s/Gary A. Tanaka
Alberto W. Vilar                              Gary A. Tanaka

AMERINDO TECHNOLOGY FUND (Class D)
versus the NASDAQ COMPOSITE INDEX3

Growth of a $10,000 Investment
10/31/96 1 to 10/31/03

                    Amerindo                         NASDAQ
              Technology Fund, Class D          Composite Index
10/31/96             10,000                          10,000
10/31/97              7,344                          13,094
10/31/98              8,822                          14,617
10/31/99             32,664                          24,555
10/31/00             28,124                          27,941
10/31/01              5,945                          14,060
10/31/02              5,180                          11,103
10/31/03              9,760                          16,208


AVERAGE ANNUAL TOTAL RETURNS
AS OF OCTOBER 31, 2003 2
----------------------------------------------------------------------
                    Annualized       Annualized        Annualized
      One Year        3 Year           5 Year         Inception to
       Return         Return           Return             Date
 ----------------------------------------------------------------------
      88.44%         -29.73%           2.04%             0.05%

1. Month-end nearest to commencement of operations date of October 28, 1996 for Class D Shares.
2. This chart illustrates the total value of an assumed $10,000 investment in the Amerindo Technology Fund Class D shares from October 31, 1996 to October 31, 2003, as compared to the performance of an appropriate broad-based index. Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or
   reimbursements   in  effect  for  that  period;   absent  fee  waivers  and
   reimbursements, performance would have been lower.
3. The    NASDAQ    Composite    Index    is    an    unmanaged    broad-based
   capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. Index comparisons begin on October 31, 1996.

                           REVIEW AND ECONOMIC OUTLOOK

     Incoming data continues to suggest that a decent economic recovery is underway, contingent upon key determinants, concerning its sustainability, falling into place. Consumer business and federal government spending have clearly accelerated, with real final demand running at 4%-5%. Inventories have remained lean. The backup in bond yields suggests a growing economy. A major concern about the recovery's staying power is the lack of new jobs created, which unfortunately is due in part to major differences in the way the two leading measurements of employment are calculated: the Establishment versus the Household Survey. This should not be too surprising since corporate America will take its time to correct the excess hiring binge of the late 1990's. State and local government budget woes constrain hiring, and growing pension, health care and workers' compensation costs pose additional barriers to hiring. We are also probably just starting to experience two new factors, which could become permanent, that serve to depress job creation: the Internet and the growth of offshore outsourcing platforms.

     Offsetting these hiring restraints has been an increase in profits, a huge increase in Federal spending, and a reversal of investment cutbacks. All the evidence is that the tax cuts on dividends and capital gains are performing as predicted. Moreover, continued economic growth helped by relief from deflationary pressures and tax incentives favor capital formulation and risk-taking in the investment sensitive and innovation driven technology sector.

     The recovery in profits will go a long way to reversing the last two years of cutbacks in capital spending. The profit collapse of 2001 started with the dollar's excessive strength in 1997-2001, which sapped margins and hurt earnings. A shift from deflation to inflation helps pricing, margins and ultimately profits. Cost reduction programs enacted over the past three years have made companies lean and mean, which help to leverage profits. Risk spreads have tightened, and with it speculative assets have rallied, signaling the reemergence of risk taking, investment and growth. Lastly, the Eurozone economy followed the U.S. economy into recession, and now appears to be shadowing it towards recovery. Recent data suggests that the worst may be over for the Eurozone manufacturing sector.

     NASDAQ and technology continued to do well in the latest quarter. However, a recovery that has come this far, up 73.43% (through October 31st) since the bottom of the three year old bear market last October, the worst ever in technology, is overdue for a correction at any time. Very few NASDAQ stocks have come close to recovering their March 2000 highs; NASDAQ itself has substantially underperformed the broad averages on a trough-to-peak recovery basis. Raising cash defensively has made sense to us, given NASDAQ's huge recovery off the bottom. Technically, the high-quality, consumer digital stocks that have led the market recovery have pretty much gone sideways over the past quarter. What moved during the quarter were the more speculative, lower grade stocks. This has made us want to keep the cash we raised on the sidelines, awaiting the reopening of the IPO market, and the expected recovery of the telco sector by next year. We would, however, view a correction as a buying opportunity. We believe technology is likely to be one of the best performing sectors of the next several years, in an overall economic recovery that could be quite muted by historical standards.

     For all the negativism the horrific bear market imparted on technology, E-commerce is unfolding the way the "hype" initially said it would several years ago. Internet deployment is well underway. Broadband, which could be the main catalyst for the biggest leg of the new Internet wave of technology, namely telco, is ramping rapidly. This is going to enable the business and consumer sectors to be networked over the Internet. The overall cost of computing is still declining significantly. Major breakthroughs such as widespread e-commerce and collaboration remain in front of us. Seventy-five percent of the costs of operating a corporate computing system consist of staffing, consulting/maintenance, and the wasteful single-purpose dedication of applications. Broadband could help reduce these costs significantly. Wireless technology will facilitate connection and enhance business productivity. Broadband will create fundamental changes in business processes: we expect the new virtual networked organization to be the most dramatic change since the assembly line, except that its scope will not be limited just to manufacturing, but will essentially include all business and government. Today, only 17% of households subscribe to broadband, which pales by comparison with Japan and Korea. Over time the new "digital networked" home will have large radio networks that link computers, household equipment, stereos, and digital TVs. Wireless WAN will also lead to new upgrade cycles in PCs and many household devices.

     Korea, which has quickly become the world's most wired nation, is a goal for broadband expansion in the U.S. Seventy percent of its forty six million citizens have broadband accounts. Two-thirds of mobile phone users have shifted to third generation handsets that offer speeds up to ten times that of mobiles in the U.S. The country is proceeding to build the world's most advanced wireless Internet infrastructure with ubiquitous base stations beaming net connections. Faster than today's top cable modem speeds, at 2.4 megabits per second, it will connect people instantly wherever they are.

     We have postulated for some time that the present Internet-networking generation of technology will include a new major consumer cycle focused around networking the home. Two factors share credit for this development: expanded broadband access and cheaper mass storage systems for video, music and film. Disney's new Movie-Beam service operates through a hard drive capable of storing 100 movies delivered by broadcast TV spectrums. This is part of new video-on-demand services that will be able to receive, store and manage the sizeable flow of digital media to the home. This is also fueling another round of convergence between computing and computer electronics that will not necessarily evolve into a single, all-purpose consumer electronic appliance, but more likely will consist of specialized devices linked within the home via a wireless, digital network. This future revolution in broadband could incorporate putting telephone calls over the Internet at dramatically lower costs through a new technology called voice-over-internet-protocol (VOIP) which puts the existence of the traditional line-based phone at some risk. These developments have led Dell to now compete in consumer electronics with the likes of Sony, Siemens, and Samsung. Even the earlier, slow-starting tablet PC has been recently improved by faster microprocessors, cheaper memory, and the proliferation of wireless Internet connectivity.

     Other telco technologies that are paving the way for broadband enablement are ten gigabit Ethernet (10GBE), the fastest Ethernet technology currently available. Its advantages include scalability, reliability and cost effectiveness. The current size of the market is roughly $100 million. It should move out of the early adapter stage within the next twelve months, and go on to become a $1 billion market within perhaps three years. 10GBE applications for enterprises include: LAN backbone, cluster-grid computing and data recovery.

     The one remaining event that we feel is needed to sustain the new bull market in emerging technology is the reopening of the initial public offering
(IPO) market. In our three plus decade technology investing careers, we have never before experienced a virtual shutdown of the IPO market for over three years. Recently, the WALL STREET JOURNAL ran a story in which it suggested that the IPO market might be reopened by the biotech sector, rather than by the electronic sector. We were encouraged because one of the companies that the Journal mentioned, CancerVax, went public this year and another, Eyetech Pharmaceuticals, has indicated plans to go public early next year. This should be an important catalyst needed to sustain a new bull market in our two emerging technologies for the next five years.

THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINION OF AMERINDO'S PORTFOLIO MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT THE SECURITIES MENTIONED WILL REMAIN IN OR OUT OF THE PORTFOLIO.

                            AMERINDO TECHNOLOGY FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2003


COMMON STOCK -- 49.2%
    SHARES                                                             VALUE
  ---------                                                        -------------
    125,100   Amazon.com* ........................................ $  6,807,942
    129,028   CancerVax Corp.* ...................................    1,660,590
      1,300   CancerVax Corp.(A)(B)(C)* ..........................       14,221
    200,000   eBay Inc.* .........................................   11,188,000
      2,500   Genzyme Corp.* .....................................      114,750
    150,000   Gilead Sciences, Inc.* .............................    8,187,000
  1,332,900   Homestore, Inc.* ...................................    4,665,150
    175,000   ImClone Systems Inc.* ..............................    6,081,250
     50,000   Internet Capital Group, Inc.* ......................       23,500
     85,000   Juniper Networks, Inc.* ............................    1,529,150
    169,900   Sycamore Networks, Inc. * ..........................      849,500
  1,015,500   WebMD Corp.* .......................................    7,910,745
    314,333   Yahoo! Inc.* .......................................   13,736,352
                                                                   ------------
TOTAL COMMON STOCK (Cost $68,246,529) ............................   62,768,150
                                                                   ------------
PREFERRED STOCK -- 0.4%
    124,000   DoveBid (A)(B)(C)* .................................       62,000
     65,972   EyeTech Pharmaceuticals, Series C-2 (A)(B)(C)* .....      474,999
                                                                   ------------
TOTAL PREFERRED STOCK (Cost $722,999) ............................      536,999
                                                                   ------------
WARRANTS -- 0.0%
     69,311   Cellomics, Bridge Warrant, Expires 02/28/06 (A)(C)*            --
     13,194   EyeTech Pharmaceuticals, Expires 08/28/09 (A)(C)* ..           --
                                                                   ------------
TOTAL WARRANTS (Cost $0) .........................................           --
                                                                   ------------

                            AMERINDO TECHNOLOGY FUND
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                OCTOBER 31, 2003


   SHARES                                                               VALUE
 ----------                                                         ------------
BRIDGE NOTE -- 0.3%
    1         Cellomics, Bridge Note (A)(B)(C)+ ................... $    300,761
                                                                    ------------
TOTAL BRIDGE NOTE (Cost $367,346) .................................      300,761
                                                                    ------------
TOTAL INVESTMENTS -- 49.9% (Cost $69,336,874) .....................   63,605,910
                                                                    ------------
OTHER ASSETS & Liabilities -- 50.1% ...............................   63,937,552
                                                                    ------------
TOTAL NET ASSETS -- 100.0% ........................................ $127,543,462
                                                                    ============
  *  NON-INCOME PRODUCING SECURITY.
 (A) FAIR-VALUED SECURITY. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
 (B) SECURITY CONSIDERED ILLIQUID.
 (C) RESTRICTED SECURITY.
  + CONVERTIBLE PROMISSORY NOTE PAYING 8% SIMPLE INTEREST, WHICH WOULD PRODUCE INCOME IF REPAID IN CASH. IT IS EXPECTED THAT THE NOTE WILL BE CONVERTED INTO PREFERRED STOCK. UPON A CONVERSION, ALL ACCRUED AND UNPAID INTEREST DUE UNDER THE BRIDGE NOTE MAY BE FORGIVEN.
AMOUNTS DESIGNATED AS "--" ARE ZERO OR HAVE BEEN ROUNDED TO ZERO.


 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               AMERINDO FUNDS INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003


                                                                 TECHNOLOGY FUND
                                                                 ---------------
ASSETS
   Investments, at cost ......................................... $  69,336,874
                                                                  =============
   Investments, at value .......................................  $  63,605,910
   Cash ........................................................     70,564,930
   Receivable for investments sold .............................        613,710
   Receivable for shares of beneficial interest sold ...........         27,600
   Interest receivable .........................................         15,038
   Prepaid expenses ............................................         43,411
                                                                  -------------
   Total Assets ................................................    134,870,599
                                                                  -------------
LIABILITIES
   Payable for investments purchased ...........................      6,841,838
   Payable for shares of beneficial interest redeemed ..........        135,422
   Payable due to investment advisor ...........................         82,296
   Payable for distribution fees ...............................         27,269
   Payable for administration fees .............................         13,635
   Accrued expenses ............................................        226,677
                                                                  -------------
   Total Liabilities ...........................................      7,327,137
                                                                  -------------
   Total Net Assets ............................................  $ 127,543,462
                                                                  =============
NET ASSETS:
   Paid in Capital -- Class D ..................................    475,982,004
   Accumulated net realized loss on investments ................   (342,707,578)
   Net unrealized depreciation on investments ..................     (5,730,964)
                                                                  -------------
   TOTAL NET ASSETS ............................................  $ 127,543,462
                                                                  ==============
   Outstanding shares of beneficial interest* ($0.001 par value)
   Class D .....................................................      18,191,260
   Net Asset Value, Offering and Redemption Price Per Share --
   Class D .....................................................           $7.01
                                                                           =====
  * 1,000,000,000 shares authorized in total for the Technology Fund.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               AMERINDO FUNDS INC.
                             STATEMENT OF OPERATIONS
                                OCTOBER 31, 2003

                                                                 TECHNOLOGY FUND
                                                                 ---------------
INCOME
   Interest ......................................................   $  136,918
                                                                   ------------
EXPENSES
   Investment advisory fees ......................................    1,502,104
   Distribution fees -- Class D ..................................      245,568
   Distribution fees -- Class A* .................................        3,449
   Distribution fees -- Class C* .................................        4,763
   Administration fees ...........................................      132,441
   Transfer agent fees ...........................................      394,667
   Professional fees .............................................      328,064
   Printing fees .................................................      171,624
   Registration fees .............................................       80,222
   Directors' fees and expenses ..................................       47,799
   Custodian fees ................................................       18,688
   Miscellaneous .................................................       28,430
                                                                   ------------
   Total expenses ................................................    2,957,819
   Less:
      Investment advisory fees waived ............................     (695,584)
                                                                   ------------
   Total net expenses ............................................    2,262,235
                                                                   ------------
   Net investment loss ...........................................   (2,125,317)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss from investment transactions ................  (79,010,517)
   Net change in unrealized appreciation of investments ..........  134,778,521
                                                                   ------------
   Total net realized and unrealized gain on investments ..........  55,768,004
                                                                   ------------
NET INCREASE IN NETASSETS RESULTING
   FROM OPERATIONS ............................................... $ 53,642,687
                                                                   ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


* SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS.

                               AMERINDO FUNDS INC.
                       STATEMENT OF CHANGES IN NET ASSETS


                                                         TECHNOLOGY FUND
                                             -----------------------------------
                                                FOR THE               FOR THE
                                              YEAR ENDED             YEAR ENDED
                                              OCTOBER 31,            OCTOBER 31,
                                                 2003                   2002
                                             ------------          -------------
OPERATIONS
   Net investment loss ....................  $ (2,125,317)         $ (1,678,568)
   Net realized loss from investment
      transactions ........................   (79,010,517)          (71,777,772)
   Net change in unrealized appreciation
      of investments ......................   134,778,521            65,540,665
                                             ------------          -------------
   Net increase (decrease) in net assets
      resulting from operations ..........     53,642,687            (7,915,675)
                                              ------------          ------------
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) (Note 6) ......     17,427,139           (13,513,209)
                                             ------------          -------------
   Total increase (decrease) in net assets     71,069,826           (21,428,884)
                                              ------------          ------------
NET ASSETS
   Beginning of year .....................     56,473,636            77,902,520
                                             ------------          -------------
   End of year ...........................   $127,543,462          $ 56,473,636
                                             ============          ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                                                             AMERINDO FUNDS INC.
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
------------------------------------------------------------------------------------------------------------------------------------

                                       NET REALIZED
                                          AND/OR
               NET                      UNREALIZED     DISTRIBUTIONS      NET                         NET
              ASSET                        GAIN            FROM          ASSET                      ASSETS         RATIO
              VALUE          NET          (LOSS)         REALIZED        VALUE                      END OF      OF EXPENSES
            BEGINNING    INVESTMENT         ON            CAPITAL         END         TOTAL         PERIOD      TO AVERAGE
            OF PERIOD       LOSS        INVESTMENTS        GAINS       OF PERIOD     RETURN*         (000)      NET ASSETS
            ---------    ----------     -----------    ------------    ---------     -------        ------      ----------

----------------------------------------------------------------------------------------------------------------------------
Technology Fund
----------------------------------------------------------------------------------------------------------------------------
Class D
   2003++    $ 3.72       $(0.12)        $ 3.41         $    --         $ 7.01         88.44%     $127,543         2.25%
   2002++      4.27        (0.10)         (0.45)             --           3.72        (12.88)       51,374         2.25
   2001++     20.20        (0.16)        (15.77)             --           4.27        (78.86)       71,055         2.25
   2000       23.46        (0.53)         (2.73)             --          20.20        (13.90)      379,869         2.13
   1999**     13.61        (0.07)         20.07          (10.15)         23.46        146.74       272,205         2.25



                                                      RATIO OF NET
                  RATIO               RATIO            INVESTMENT
               OF EXPENSES           OF NET               LOSS
               TO AVERAGE           INVESTMENT         TO AVERAGE
               NET ASSETS            LOSS TO           NET ASSETS
           (EXCLUDING WAIVERS        AVERAGE       (EXCLUDING WAIVERS      PORTFOLIO
          AND/OR REIMBURSEMENTS)    NET ASSETS    AND/OR REIMBURSEMENTS)    TURNOVER
          ----------------------    ----------    ----------------------   ----------

----------------------------------------------------------------------------------------------------------------------------
Technology Fund
----------------------------------------------------------------------------------------------------------------------------
Class D
   2003++         2.94%              (2.10)%             (2.79)%            117.16%
   2002++         3.15               (2.19)              (3.09)              50.17
   2001++         2.56               (1.83)              (2.14)              70.03
   2000           2.13               (1.94)              (1.94)              30.51
   1999**         2.29               (0.64)              (0.68)             170.00

  * Total return is for the period indicated and has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31. All ratios for the period have been annualized.
 ++ Per share data calculated using average shares outstanding method.

Amounts designated as "--" are either zero or have been rounded to zero.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     12 & 13

                               AMERINDO FUNDS INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2003



NOTE 1. ORGANIZATION

     The Amerindo Technology Fund (the "Fund") is a series of the Amerindo Funds Inc., a Maryland corporation, which commenced operations on October 28, 1996. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund's prospectus provides a description of the Fund's investment objective, policies and strategies.

     On January 29, 2003, the Board of Directors of Amerindo Funds Inc. approved and proposed Agreements and Plans of Reorganization (the "Plans") of the Amerindo Internet B2B and the Amerindo Health & Biotechnology Funds (the "Merging Series") into the Amerindo Technology Fund (the "Surviving Series"). The proposed Plans were submitted to a vote of the shareholders of each of the Merging Series for approval. On May 2, 2003, the Amerindo Internet B2B Fund shareholders approved its Plan and on May 6, 2003, the Amerindo Health & Biotechnology Fund shareholders approved its Plan. Pursuant to the Plans, on May 9, 2003, all of the assets and liabilities of the Merging Series were transferred to the Surviving Series and all shares of the Merging Series were reclassified as shares of the Surviving Series, and each holder of shares of each Merging Series held, immediately after the effective time of the reorganizations, full and fractional shares of the Surviving Series with the same aggregate dollar value as the shareholder had in one or both of the Merging Series immediately before the transaction (See Note 9).

     The Fund currently offers Class D Shares, with a minimum investment of $2,500. Class D shares are sold without an initial sales load. Class D Shares are subject to a fee of 2% on redemptions made within the first year of purchase. Prior to March 1, 2003, the Fund also offered Class A and Class C Shares. On March 1, 2003, Class A and Class C Shares were fully liquidated and exchanged for Class DShares (See Note 6).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The  following  is  a  summary  of  the  significant   accounting  policies
consistently   followed  by  the  Fund  in  the  preparation  of  its  financial statements.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2003

     SECURITY VALUATION -- Securities listed on a securities exchange, and for which quotations are readily available, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities that are quoted on the NASDAQ national market system are valued at the official closing price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors (the "Board").

     The Fund may invest in private equity investments in venture capital companies ("Private Equity Investments"). Although Private Equity Investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investments in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

     Private Equity Investments are valued at fair value, which is generally at cost unless the Board determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a Private Equity Investment in which the Fund invests undertakes an initial public offering, or if the company's operating results vary substantially from projected results. In such situations, the Fund's investment is revalued in a manner that the Advisor (as hereinafter defined), following procedures approved by the Board, determines best reflects its fair value.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2003

     At October 31, 2003, market quotations were not readily available for securities valued at $851,981 (0.7% of net assets) in the Amerindo Technology Fund.

     RESTRICTED SECURITIES - At October 31, 2003, the Amerindo Technology Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board. The acquisition dates of these investments, along with their cost and values at October 31, 2003, were as follows:
                                            ACQUISITION
INVESTMENTS                                    DATE          COST        VALUE
-----------                                 -----------    --------     --------

AMERINDO TECHNOLOGY FUND:
Common Stock:
CancerVax Corp.                              10/30/03    $   15,600     $ 14,221
                                                         ----------     --------
Preferred Stock:
DoveBid                                      04/10/02       248,000       62,000
EyeTech Pharmaceuticals, Series C-2          08/27/02       474,999      474,999
                                                         ----------     --------
Warrants:
Cellomics, Bridge Warrant, Expires 02/28/06  02/20/02            --           --
EyeTech Pharmaceuticals, Expires 08/28/09    08/27/02            --           --
                                                         ----------     --------
Bridge Note:
Cellomics, Bridge Note                       02/20/02       367,346      300,761
                                                         ----------     --------
TOTAL                                                    $1,105,945     $851,981
                                                         ----------     --------

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2003



NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited. As of October 31, 2003, there were no repurchase agreements held in the Fund.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. As of October 31, 2003, no securities were held which required amortization of discounts or premiums.

     INCOME AND EXPENSES -- All income earned and expenses incurred by the Fund were borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class C shares formerly carried higher distribution fees than Class Dand Class A shares.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2003

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (other than short-term investments and U.S. Government Securities), for the Fund for the year ended October 31, 2003 were $101,280,779 and $142,351,923, respectively.

NOTE 4. INVESTMENT ADVISORY, ADMINISTRATION, TRANSFER AGENCY AND
        CUSTODIAN AGREEMENTS

     The Fund has an agreement with Amerindo Investment Advisors Inc. (the "Advisor") with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager to the Fund. Under the terms of the agreements, a monthly fee is paid to the Advisor of 0.125% (1.50% on an annual basis) of the average daily net assets of the Fund. These advisory agreements are subject to an annual review by the Board.

     The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) to the extent that the total annual fund operating expenses exceed 2.25% of the average daily net asset values of the Class D Shares.

     The Advisor and SEI Investments Global Funds Services (the "Administrator") are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.125% of the average daily net assets of the Fund up to $250 million, 0.09% on the next $250 million, 0.07% on the next $500 million and 0.05% of such assets in excess of $1 billion, subject to certain minimum annual fees.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2003

     Forum Shareholder Services, LLC (the "Transfer Agent") serves as the transfer agent and dividends disbursing agent for the Fund under a transfer agency agreement with the Fund.

     The  Northern   Trust  Company   serves  as  the  Fund's   custodian   (the
"Custodian"). The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

NOTE 5. DISTRIBUTION AND SHAREHOLDER SERVICING FEES

     Amerindo Funds Inc. and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated September 15, 1999. Amerindo Funds Inc. has adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"), for the Fund's Class D shares. Pursuant to the 12b-1 Plan, the Fund pays the Advisor the following fees to compensate the Advisor for providing the listed services:

                   DISTRIBUTION       SHAREHOLDER SERVICING        TOTAL
                  --------------      ---------------------        -----
     Class D 1          --                    .25%                 .25%

     Pursuant to the Plan, prior to March 1, 2003, each Fund paid the Distributor the following fees to compensate the Distributor for providing the listed services:

                   DISTRIBUTION       SHAREHOLDER SERVICING        TOTAL
                  --------------      ---------------------        -----
     Class A 2        .25%                    --                    .25%
     Class C          .75%                   .25%                  1.00%

     The Fund used the Distributor as an agent in placing repurchase agreements. For this service the Distributor retained a portion of the interest earned as commissions. Such commissions for the year ended October 31, 2003 for the Amerindo Technology Fund were $6,195. Effective October 24, 2003, this service was discontinued.

  ------------------
  1. The fee imposed on Class D shares is paid to the Advisor for providing services to Class D Shareholders.
  2. The fee imposed on Class A shares may be used by the Distributor to provide compensation for distribution or shareholder servicing activities.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2003



NOTE 6. CAPITAL SHARE TRANSACTIONS

     Transactions in capital stock for the indicated periods were as follows:

AMERINDO TECHNOLOGY FUND

     CLASS D SHARES                                      FOR THE                           FOR THE
                                                        YEAR ENDED                        YEAR ENDED
                                                     OCTOBER 31, 2003                  OCTOBER 31, 2002
                                                --------------------------       ----------------------------
                                                  SHARES         AMOUNT             SHARES          AMOUNT
                                                -----------   ------------        -----------    ------------
Shares issued ...............................   11,062,896    $62,467,406          2,457,635     $ 11,349,676
Shares issued upon the Reorganization
   of the Amerindo Internet B2B Fund*** .....      830,793      4,777,059                 --               --
Shares issued upon the Reorganization
   of the Amerindo Health &
   Biotechnology Fund*** ....................      564,615      3,246,534                 --               --
Shares issued in connection with
   Conversion of Class A and C Shares** .....    1,325,037      5,707,752
Redemption fees* ............................           --        557,259                 --           48,995
Shares redeemed .............................   (9,408,666)   (53,453,719)        (5,278,194)     (24,087,456)
                                                ----------    -----------         ----------     ------------
                                                 4,374,675    $23,302,291         (2,820,559)    $(12,688,785)
                                                ==========    ===========         ==========     ============

     CLASS A SHARES                                      FOR THE                           FOR THE
                                                        YEAR ENDED                        YEAR ENDED
                                                     OCTOBER 31, 2003                  OCTOBER 31, 2002
                                                --------------------------       ----------------------------
                                                  SHARES         AMOUNT             SHARES           AMOUNT
                                                -----------   ------------        -----------    ------------
Shares issued ...............................       69,357    $   302,952           216,870      $  1,074,969
Redemption fees* ............................           --             --                --            12,693
Shares redeemed .............................      (92,952)      (381,846)         (415,191)       (1,846,842)
Shares redeemed in connection with
   Conversion into Class D Shares** .........     (985,467)    (4,266,500)               --                --
                                                ----------    -----------         ----------     ------------
                                                (1,009,062)   $(4,345,394)          (198,321)    $   (759,180)
                                                ==========    ===========         ==========     ============

     CLASS C SHARES                                      FOR THE                           FOR THE
                                                        YEAR ENDED                        YEAR ENDED
                                                     OCTOBER 31, 2003                  OCTOBER 31, 2002
                                                --------------------------       ----------------------------
                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                -----------   ------------        -----------    ------------
Shares issued ...............................        6,108       $ 25,964             86,281     $    427,831
Redemption fees .............................           --             48                 --              127
Shares redeemed* ............................      (28,584)      (114,518)          (115,833)        (493,202)
Shares redeemed in connection with
   Conversion into Class D Shares** .........     (342,094)    (1,441,252)                --               --
                                                ----------    -----------         ----------     -----------
                                                  (364,570)   $(1,529,758)           (29,552)    $    (65,244)
                                                ==========    ===========         ==========     ===========

  * Amerindo Technology Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 1 year.
 ** On March 1, 2003, Class A and Class C Shares were fully liquidated and exchanged for Class D Shares.
*** See Note 10 for further information.
 Amounts designated as "--" are either zero or have been rounded to zero.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2003



NOTE 7. FEDERAL TAX INFORMATION

     It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for net operating losses.

     Permanent   book  and  tax  basis   differences   relating  to  shareholder
distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights. Accordingly, the following permanent differences have been reclassified to/from the following accounts as of October 31, 2003.

                                            UNDISTRIBUTED    ACCUMULATED
                               PAID-IN      NET INVESTMENT    REALIZED
                               CAPITAL      INCOME (LOSS)    GAIN (LOSS)
                            ------------   --------------    -----------
Amerindo Technology Fund   $(21,547,695)     $2,205,989      $19,341,706

     These reclassifications had no impact on net assets or net asset value.

     There were no dividends and distributions paid by the Fund during the years ended October 31, 2003 and October 31, 2002.

     As of October 31, 2003, the components of Accumulated Losses for Federal income tax purposes were as follows:
                                       AMERINDO
                                      TECHNOLOGY
                                         FUND
                                    -------------
Capital Loss Carryforwards          $(342,423,762)
Unrealized Depreciation                (6,014,780)
                                    -------------
Total Accumulated Losses            $(348,438,542)
                                    =============

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2003



NOTE 7. FEDERAL TAX INFORMATION (CONCLUDED)

     For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

                                                                                      TOTAL
                                                                                  CAPITAL LOSS
                               EXPIRES    EXPIRES        EXPIRES       EXPIRES    CARRYFORWARD
                                2011       2010           2009          2008        10/31/03
                            -----------  -----------  ------------   -----------  ------------
Amerindo Technology Fund    $80,285,361  $78,041,342  $170,174,206   $13,922,853  $342,423,762

     For Federal income tax purposes, the cost of securities owned at October 31, 2003, and the net unrealized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund's at October 31, 2003, were as follows:

                                FEDERAL        APPRECIATED       DEPRECIATED    NET UNREALIZED
                                TAX COST        SECURITIES       SECURITIES      DEPRECIATION
                               -----------      ----------      ------------    --------------
Amerindo Technology Fund       $69,620,690      $8,979,917      $(14,994,697)    $(6,014,780)

NOTE 8. CONCENTRATIONS/RISKS

     The Fund invests primarily in specific sectors of the market. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Fund is non-diversified, which means that the Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund.

                               AMERINDO FUNDS INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2003

NOTE 9. MERGER

     As of the close of business on May 9, 2003, the Amerindo Technology Fund acquired all the net assets of the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, pursuant to a plan of reorganization approved by the shareholders of the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund on May 2, 2003 and May 6, 2003, respectively.

     The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                              AT CLOSE OF BUSINESS MAY 9, 2003
                              ------------------------------------------------------------
                                                 AMERINDO
                                AMERINDO         HEALTH &         AMERINDO
                              INTERNET B2B     BIOTECHNOLOGY     TECHNOLOGY       MERGED
                                  FUND*            FUND**           FUND          ASSETS
                              ------------     -------------    ------------   ------------
Net Assets                    $  4,777,059      $ 3,246,534     $112,009,282   $120,032,875
Unrealized Depreciation         (3,163,581)        (789,107)     (75,343,385)   (79,296,073)
Shares Outstanding               1,327,529          700,766       19,468,188     20,863,595
Net Asset Value Per Share             3.60             4.63             5.75           5.75

 * Net assets for the Amerindo Internet B2B Fund were $4,777,059 which included net investment loss of $46,651, accumulated losses of $14,317,198 and unrealized losses of $3,163,581.
** Net assets for the Amerindo Health & Biotechnology Fund were $3,246,534 which included net investment loss of $34,021, accumulated losses of $7,695,046 and unrealized losses of $789,107.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS,
AMERINDO FUNDS INC.

     We have audited the accompanying statement of assets and liabilities of Amerindo Technology Fund (the "Fund"), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Philadelphia, PA
December 19, 2003

                               AMERINDO FUNDS INC.
                           FUND DIRECTORS AND OFFICERS
                                OCTOBER 31, 2003

                                                        NUMBER OF
                                                       PORTFOLIOS
                                          LENGTH OF      IN FUND          PRINCIPAL OCCUPATION(S)
                        POSITION HELD    TIME SERVED     COMPLEX          DURING PAST FIVE YEARS
NAME & AGE               WITH TRUST        (YRS.)       OVERSEEN          AND OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
Dr. Gary A. Tanaka      President and         7             1             Portfolio manager for Amerindo
Age: 60                   Director                                        Investment Advisors Inc.,
                                                                          Amerindo Advisors (UK) Limited
                                                                          and Amerindo Investment
                                                                          Advisors, Inc. (Panama)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS*
------------------------------------------------------------------------------------------------------------------------------------
Dr. John Rutledge         Director            7             1             Chairman of Rutledge &
Age: 55                                                                   Company, Inc.; Special adviser
                                                                          to Kelso & Companies, Inc.
                                                                          Director for Earle M. Jorgensen
                                                                          Company, Lazard Freres Funds,
                                                                          Fluidrive, Inc., General Medial
                                                                          Corporation, Medical Specialties
                                                                          Group, United Refrigerated
                                                                          Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles A. Parker         Director            2             1             Director for TCW
Age: 69                                                                   Convertible Fund
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS*
------------------------------------------------------------------------------------------------------------------------------------
Alberto W. Vilar       Chief Executive        7             1             Principal portfolio manager for
Age: 63                    Officer                                        Amerindo Investment Advisors Inc.,
                                                                          Amerindo Advisors (UK) Limited
                                                                          and Amerindo Investment Advisors,
                                                                          Inc. (Panama)
------------------------------------------------------------------------------------------------------------------------------------
David E. Mainzer       Chief Financial       0.5            1             Chief Operating Officer for
Age: 38                    Officer                                        Amerindo Investment Advisors
                                                                          Inc.
------------------------------------------------------------------------------------------------------------------------------------
Dana E. Smith         Vice President &       4.5            1             Chief Compliance Officer for
Age: 45              Compliance Officer                                   Amerindo Investment Advisors Inc.
------------------------------------------------------------------------------------------------------------------------------------
Heather K. Lewis        Secretary and         3             1             Compliance Analyst for Amerindo
Age: 26                   Treasurer                                       Investment Advisors Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Director or Officer of the Fund until such time as his or her successor is duly elected and appointed.

                               AMERINDO FUNDS INC.
                           SHAREHOLDER VOTING RESULTS
                                   (UNAUDITED)


     A special meeting of the shareholders of the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, each a series of the Amerindo Funds Inc. was held on May 2, 2003 and May 6, 2003, respectively, to vote on the following matters:

         PROPOSAL 1
         To approve the Agreement and Plan of Reorganization of the Amerindo Internet B2B Fund, a series of the Fund, and the Amerindo Technology Fund, another series of the Fund.

              SHARES VOTED       % OF SHARES OUTSTANDING       % OF SHARES VOTED
              ------------       -----------------------       -----------------
FOR            690,467.944              49.551%                     97.760%
AGAINST         10,269.356               0.737%                      1.454%
ABSTAIN          5,552.078               0.398%                      0.786%

         PROPOSAL 2
         To approve the Agreement and Plan of Reorganization of the Amerindo Health & Biotechnology Fund, a series of the Fund, and the Amerindo Technology Fund, another series of the Fund.

              SHARES VOTED       % OF SHARES OUTSTANDING       % OF SHARES VOTED
              ------------       -----------------------       -----------------
FOR            308,488.296              42.474%                     83.542%
AGAINST         52,948.433               7.290%                     14.339%
ABSTAIN          7,824.595               1.077%                      2.119%

                                      NOTES

                                      NOTES

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Amerindo Investment Advisors Inc.
San Francisco, California/New York, New York

ADMINISTRATOR
--------------------------------------------------------------------------------
SEI Investments Global Funds Services
Oaks,Pennsylvania

DISTRIBUTOR
--------------------------------------------------------------------------------
SEI Investments Distribution Co.
Oaks, Pennsylvania

TRANSFER AND DIVIDEND AGENT
--------------------------------------------------------------------------------
Forum Shareholder Services, LLC
Portland, Maine

CUSTODIAN
--------------------------------------------------------------------------------
The Northern Trust Company
Chicago, Illinois

LEGAL COUNSEL
--------------------------------------------------------------------------------
Paul, Hastings, Janofsky & Walker, LLP
New York, NewYork

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
Deloitte & Touche LLP
New York, New York


1-888-832-4386
WWW.AMERINDO.COM

AME-AR-001-0300

ITEM 2.   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive and Senior Financial Officers.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Mr. Charles Parker and Dr. John Rutledge and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only effective for annual reports for periods ending on or after December 15, 2003.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   (RESERVED)

ITEM 9.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 10. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Amerindo Investment Advisors Inc.


By (Signature and Title)*                 /s/Alberto W. Vilar
                                          ----------------------
                                          Alberto W. Vilar
                                          Chief Executive Officer

Date: November 12, 2004




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 /s/Alberto W. Vilar
                                          ----------------------
                                          Alberto W. Vilar
                                          Chief Executive Officer

Date: November 12, 2004

By (Signature and Title)*                 /s/Darren Leavitt
                                          ----------------------
                                          Darren Leavitt
                                          Chief Financial Officer

Date: November 12, 2004
* Print the name and title of each signing officer under his or her signature.